Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

RE:	TFLIC Separate Account C

File No. 811-09062, CIK 0000947506

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the Semi Annual report of the underlying funds of the flowing underlying management investment companies:

•	Transamerica Series Trust (CIK: 778207)

•	Calvert Variable Series, Inc. (CIK: 708950) .

•	Columbia Funds Variable Insurance Trust (CIK: 815425)

•	DFA Investment Dimensions Group, Inc. (CIK: 355437)

•	Dreyfus Socially Responsible Growth Fund, Inc. (CIK: 0000890064)

•	Dreyfus Variable Investment Fund (CIK: 813383)

•	Federated Insurance Series (CIK: 912577)

•	Nationwide Variable Insurance Trust (CIK: 353905)

•	T. Rowe Price International Series, Inc. (CIK: 918292)

•	T. Rowe Price Equity Series, Inc. (CIK: 918294)

•	Fidelity Variable Insurance Products Fund (CIK: 356494; 831016; 927384)

•	Wanger Advisors Trust (CIK: 929521) filed 8/28/2013.

•	Wells Fargo Advantage Variable Trust (CIK: 1081402)

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Financial Life Insurance Company